Filed pursuant to Rule 497(e)
File Nos. 333-258648; 811-23724

Supplement dated November 20, 2023
to the
Prospectus and the Statement of Additional Information
both dated January 31, 2023
Cromwell Foresight Global Sustainable Infrastructure Fund

Effective November 8, 2023 (the “Effective Date”), Mark Brennan no longer serves as a Portfolio Manager to the Cromwell Foresight Global Sustainable Infrastructure Fund (the “Fund”). Accordingly, as of the Effective Date, all references to Mark Brennan as a Portfolio Manager in the Fund’s Prospectus and Statement of Additional Information are deleted in their entirety. Nick Scullion and Eric Bright continue to serve as portfolio managers to the Fund and are jointly responsible for the Fund’s day-to-day management.

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Please retain this supplement with your Statutory Prospectus and SAI.